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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURUSANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) April 1, 2005

                                  NETGURU, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-28560                     22-2356861
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (714) 974-2500

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On April 7, 2005, netGuru, Inc. (the "Company") issued a press release announcing it would be filing with the Securities and Exchange Commission ("Commission") amendments to its interim financial reports on Forms 10-QSB as of and for the periods ended June 30, 2004, September 30, 2004 and December 31, 2004, because it concluded that these interim financial reports should no longer be relied upon. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On April 1, 2005, the Company`s management, in consultation with Haskell & White LLP, the Company's independent registered public accounting firm, concluded that the Company's financial statements for the interim periods included in the first nine months of fiscal 2005 should no longer be relied upon because of an error in those financial statements as addressed in Accounting Principles Board Opinion No. 20. Management's conclusion regarding reliance upon these previously issued financial statements was also discussed with and confirmed by the Audit Committee of the Board of Directors of the Company.

         The error relates to the write-off of $133,000 of unamortized debt discount in connection with the April 2004 modification of one of the Company's convertible notes ("2003 Note"), which increased the total principal amount by $1,000,000 to $2,400,000. The Company recorded this amendment as a substantial modification of debt and wrote off approximately $133,000 in unamortized discount on the original 2003 Note as a loss on substantial modification of debt pursuant to the Emerging Issues Task Force ("EITF") No. 96-19 "Debtor's Accounting for a Modification or Exchange of Debt Instruments."

         Upon further interpretation of EITF 96-19, the Company determined that the modification was not a substantial modification as defined, and that the $133,000 unamortized discount on the original 2003 Note should not have been written off as a loss on substantial modification of debt but rather should be prospectively amortized as interest expense over the remainder of the term of the Amended 2003 Note.

         In addition, the Company's management, in consultation with its independent registered public accounting firm, has concluded that prior period presentation for reclassification of discontinued operations should now be shown for the three, six and nine month periods ending June 30, 2003, September 30, 2003 and December 31, 2003 due to the Company's plans to file a resale registration statement with the Commission. Accordingly, the Company is in the process of filing with the Commission amended Forms 10-QSB as of and for the three, six and mine months ended June 30, 2004, September 30, 2004 and December 31, 2004 to reflect the correction related to the modification of debt and to also reflect the reclassification of operations of its Web-based telecommunications services division that was discontinued in September 2004.



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       ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

                 (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not
                     applicable.

                 (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

                 (c) EXHIBITS.


                     Exhibit No.        Description

                     99.1               Press release dated April 7, 2005







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NETGURU, Inc,

Dated: April 7, 2005                  /s/  Bruce Nelson
                                           -------------------------------------
                                           Bruce Nelson, Chief Financial Officer


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